Over 40 Years of Reliable Investing™

Davis Value Portfolio

A Portfolio of Davis Variable Account Fund, Inc.

Ticker: QDVPAX

SUMMARY PROSPECTUS	May 1, 2013

Before you invest, you may want to review Davis Value Portfolio’s statutory prospectus and statement of additional information, which contain more information about the Fund and its risks. You can find the Fund’s statutory prospectus and other information about the Fund at no cost online at http://davisfunds.com/applications_and_prospectuses, by calling 1-800-279-0279, or by sending an e-mail request to dvsinvestor.services@dsaco.com. The current statutory prospectus and statement of additional information, dated May 1, 2013, as may be further amended or supplemented, and the most recent shareholder report dated December 31, 2012, are incorporated by reference into this summary prospectus and may be obtained, free of charge, in the same manner as the statutory prospectus.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Investment Objective

Davis Value Portfolio’s investment objective is long-term growth of capital.

Fees and Expenses of Davis Value Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of Davis Value Portfolio. OWNERS OF VARIABLE INSURANCE CONTRACTS THAT INVEST IN THE SHARES SHOULD REFER TO THE VARIABLE INSURANCE CONTRACT PROSPECTUS FOR A DESCRIPTION OF FEES AND EXPENSES, AS THE TABLE AND EXAMPLES DO NOT REFLECT DEDUCTIONS AT THE SEPARATE ACCOUNT LEVEL OR CONTRACT LEVEL. INCLUSION OF THESE CHARGES WOULD INCREASE THE FEES AND EXPENSES DESCRIBED BELOW.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.55%
Distribution and/or service (12b-1) Fees	0.00%
Other Expenses	0.09%
Less Fee Waiver or Expense Reimbursement	0.00%
Total Annual Fund Operating Expenses(1)	0.64%

(1)

The Adviser is contractually committed to waive fees and/or reimburse the Fund’s expenses to the extent necessary to cap total annual Fund operating expenses at 1.00% until May 1, 2014; after that date, there is no assurance that the Adviser will continue to cap expenses. The expense cap cannot be terminated prior to May 1, 2014, without the consent of the board of directors.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

This Example assumes that you invest $10,000 in Davis Value Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. This Example also assumes that your investment has a 5% return each year and the Fund’s operating expenses remain the same. This example does not reflect fees associated with the ownership of a variable annuity or variable life insurance contract. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Davis Value Portfolio	$65	$205	$357	$798

Portfolio Turnover

Davis Value Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 10% of the average value of its portfolio.

Principal Investment Strategies

Davis Selected Advisers, L.P. (“Davis Advisors” or the “Adviser”), the Fund’s investment adviser, uses the Davis Investment Discipline to invest the Fund’s portfolio principally in common stocks (including indirect holdings of common stock through depositary receipts) issued by large companies with market capitalizations of at least $10 billion. Historically, the Fund has invested a significant portion of its assets in financial services companies and in foreign companies, and may also invest in mid- and small-capitalization companies.

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Davis Investment Discipline. Davis Advisors manages equity funds using the Davis Investment Discipline. Davis Advisors conducts extensive research to try to identify businesses that possess characteristics that Davis Advisors believes foster the creation of long-term value, such as proven management, a durable franchise and business model, and sustainable competitive advantages. Davis Advisors aims to invest in such businesses when they are trading at discounts to their intrinsic worth. Davis Advisors emphasizes individual stock selection and believes that the ability to evaluate management is critical. Davis Advisors routinely visits managers at their places of business in order to gain insight into the relative value of different businesses. Such research, however rigorous, involves predictions and forecasts that are inherently uncertain. After determining which companies Davis Advisors believes the Fund should own, Davis Advisors then turns its analysis to determining the intrinsic value of those companies’ equity securities. Davis Advisors seeks equity securities which can be purchased at attractive valuations relative to their intrinsic value. Davis Advisors’ goal is to invest in companies for the long term (In fiscal year 2012 the portfolio turnover ratio indicted that the Fund held companies for an average of 10 years). Davis Advisors considers selling a company’s equity securities if the securities’ market price exceeds Davis Advisors’ estimates of intrinsic value, or if the ratio of the risks and rewards of continuing to own the company’s equity securities is no longer attractive.

Principal Risks of Investing in Davis Value Portfolio

You may lose money by investing in Davis Value Portfolio. Investors in the Fund should have a long-term perspective and be able to tolerate potentially sharp declines in value. The principal risks of investing in the Fund are:

Stock Market risk. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices, including the possibility of sharp declines.

Manager risk. Poor security selection or focus on securities in a particular sector, category, or group of companies may cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective.

Common Stock risk. Common stock represents an ownership position in a company. An adverse event may have a negative impact on a company and could result in a decline in the price of its common stock. Common stock is generally subordinate to an issuer’s other securities, including preferred, convertible, and debt securities.

Large-Capitalization Companies risk. Companies with $10 billion or more in market capitalization are considered by the Adviser to be large-capitalization companies. Large-capitalization companies generally experience slower rates of growth in earnings per share than do mid- and small-capitalization companies.

Mid- and Small-Capitalization Companies risk. Companies with less than $10 billion in market capitalization are considered by the Adviser to be mid- or small-capitalization companies. Mid- and small-capitalization companies typically have more limited product lines, markets and financial resources than larger companies, and their securities may trade less frequently and in more limited volume than those of larger, more mature companies.

Headline risk. The Fund may invest in a company when the company becomes the center of controversy after receiving adverse media attention concerning its operations, long-term prospects, or management or for other reasons. While Davis Advisors researches companies subject to such contingencies, it cannot be correct every time, and the company’s stock may never recover or may become worthless.

Financial Services risk. Investing a significant portion of assets in the financial services sector may cause the Fund to be more sensitive to problems affecting financial companies.

Foreign Country risk. Foreign companies may be subject to greater risk as foreign economies may not be as strong or diversified, foreign political systems may not be as stable, and foreign financial reporting standards may not be as rigorous as they are in the United States.

Emerging Market risk. The Fund invests in emerging or developing markets. Securities of issuers in emerging and developing markets may offer special investment opportunities, but present risks not found in more mature markets.

Foreign Currency risk. Securities issued by foreign companies in foreign markets are frequently denominated in foreign currencies. The change in value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of securities denominated in that foreign currency.

Depositary Receipts risk. Depositary receipts, including American Depositary Receipts, European Depositary Receipts, and Global Depositary Receipts, are certificates evidencing ownership of shares of a foreign issuer. Depositary receipts are subject to many of the risks associated with investing directly in foreign securities. Depositary receipts may trade at a discount (or premium) to the underlying security and may be less liquid than the underlying securities listed on an exchange.

Fees and Expenses risk. The Fund may not earn enough through income and capital appreciation to offset the operating expenses of the Fund. All mutual funds incur operating fees and expenses. Fees and expenses reduce the return which a shareholder may earn by investing in a fund, even when a fund has favorable performance. A low return environment, or a bear market, increases the risk that a shareholder may lose money.

Your investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person.

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Performance Results

The bar chart below provides some indication of the risks of investing in Davis Value Portfolio by showing how the Fund’s investment results have varied from year to year. The bar chart depicts the change in performance from year to year during the periods indicated, but does not include charges or expenses attributable to any insurance product, which would lower the performance illustrated. The following table shows how the Fund’s average annual total returns for the periods indicated compare with those of the S&P 500® Index, a broad-based securities market index. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future. Updated information on the Fund’s results can be obtained by visiting www.davisfunds.com or by calling 1-800-279-0279.

Annual Total Returns (for the years ended December 31)

Highest/Lowest quarterly results during this time period were:

Highest	19.94% for the quarter ended June 30, 2009
Lowest	(25.25%) for the quarter ended December 31, 2008

Total return for the three months ended March 31, 2013 (not annualized) was 10.52%.

Average Annual Total Returns (for the periods ended December 31, 2012)

	Past 1 Year	Past 5 Years	Past 10 Years	Life of Fund (July 1, 1999)
Davis Value Portfolio	13.08%	(0.89%)	6.26%	3.27%
S&P 500 Index	16.00%	1.66%	7.10%	2.11%

Management

Investment Adviser

Davis Selected Advisers, L.P., serves as Davis Value Portfolio’s investment adviser.

Sub-Adviser

Davis Selected Advisers-NY, Inc., a wholly owned subsidiary of the Adviser, serves as the Fund’s sub-adviser.

Portfolio Managers

Portfolio Managers	Experience with this Fund	Primary Title with Investment Adviser or Sub-Adviser
Christopher Davis	Since July 1999	Chairman, Davis Selected Advisers, L.P.
Kenneth Feinberg	Since July 1999	Vice President, Davis Selected Advisers-NY, Inc.

Purchase and Sale of Fund Shares

Insurance companies offer variable annuity and variable life insurance products through separate accounts. Separate accounts, not variable product owners, are the shareholders of the Fund. Variable product owners hold interests in separate accounts. The terms of the offering of interests in separate accounts are included in the variable annuity or variable life insurance product prospectus. Only separate accounts of insurance companies that have signed the appropriate agreements with the Fund can buy or sell shares of the Fund. Redemptions, like purchases, may be effected only through the separate accounts of participating insurance companies or through qualified plans. Requests are duly processed at the net asset value next calculated after your order is received in good order by the Fund or its agents. Refer to the appropriate separate account prospectus or plan documents for details.

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Tax Information

Because an investment in Davis Value Portfolio may only be made through variable insurance contracts and qualified plans, it is anticipated that any income dividends or net capital gains distributions made by the Fund will be exempt from current federal income taxation if left to accumulate within the variable insurance contract or qualified plan. The federal income tax status of your investment depends on the features of your qualified plan or variable insurance contract. Investors should look to the Contract Prospectus for additional tax information.

Payments to Broker-Dealers and Other Financial Intermediaries

Davis Value Portfolio and its distributor or its affiliates may make payments to the insurer and/or its related companies for distribution and/or other services; some of the payments may go to broker-dealers and other financial intermediaries. These payments may create a conflict of interest for an intermediary, or be a factor in the insurer’s decision to include the Fund as an underlying investment option in a variable contract. Ask your financial advisor for more information.

Investment Company Act File No. 811-09293

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Davis Advisors

2949 East Elvira Road, Suite 101 Tucson, AZ 85756

800-279-0279

davisfunds.com